Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three and Nine Months Ended September 30, 2022

●	Reported positive net income for the first quarterly period since 2017
●	Revenue of $191.8 million increased 17% compared to the second quarter of 2022
●	Vessel level cash margin of 40.6% compared to 38.2% in the second quarter of 2022
●	Adjusted EBITDA of $52.1 million compared to $39.1 million in the second quarter of 2022
●	Free cash flow of $21.9 million compared to negative $14.9 million in the second quarter of 2022
●	Total fleet utilization of 77.8% compared to 75.5% in the second quarter of 2022
●	Active fleet utilization of 83.7% compared to 82.5% in the second quarter of 2022
●	Average active vessels of 181 compared to 172 in the second quarter of 2022

HOUSTON, November 3, 2022 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and nine months ended September 30, 2022 of $191.8 million and $460.9 million, respectively, compared with $92.4 million and $265.9 million, respectively, for the three and nine months ended September 30, 2021. Tidewater's net income (losses) for the three and nine months ended September 30, 2022, were $5.4 million ($0.10 per common share) and $(32.4) million ($0.76 per common share), respectively, compared with $(26.3) million ($0.64 per common share) and $(91.0) million ($2.22 per common share), respectively, for the three and nine months ended September 30, 2021. Included in the net income for the three months ended September 30, 2022 were merger and severance expenses of $4.3 million and long-lived asset impairment and other of $1.2 million. Included in the net losses for the nine months ended September 30, 2022 were long-lived asset impairment and other of $0.7 million; gain on bargain purchase of $1.3 million; loss on warrants of $14.2 million and merger and severance expenses of $14.0 million. Excluding these items, we would have reported a net income for the three months ended September 30, 2022 of $10.9 million ($0.21 per common share) and net loss for the nine months ended September 30, 2022 of $4.8 million ($0.11 per common share). Included in the net losses for the three and nine months ended September 30, 2021 were long-lived asset impairments, affiliate credit loss credit, and severance expenses of $2.3 and $2.1 million, respectively. Excluding these items, we would have reported a net loss for the three and nine months ended September 30, 2021 of $24.0 million ($0.58 per common share) and $88.9 million ($2.17 per common share), respectively.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “Our third quarter performance reinforces our previous commentary that the offshore vessel industry had reached an inflection point. Revenue improved by 17% sequentially, partly driven by a full quarter of the Swire Pacific Offshore (SPO) acquisition. Active utilization increased from 82.5% in the second quarter of 2022 to 83.7% and our average day rate, despite a material strengthening of the U.S. dollar, improved by nearly $1,100 per day sequentially, or approximately 8.5%. The combined improvement in utilization and average day rate provided an approximately 11.5% improvement in revenue per average active vessel. Vessel level cash margin improved to nearly 41%, up 240 basis points. It is also worth mentioning that we generated net income during the third quarter, the first quarterly net income since emergence from bankruptcy in 2017, which represents a satisfying milestone in the continued recovery of our business.

“Along with the increase in revenue throughout the first half of this year we also saw an increase in working capital, which is expected during such a period. We are pleased to report that the investment in working capital moderated in the third quarter. In fact, although revenue increased 17% sequentially, our trade accounts receivable balance decreased from the second quarter. The improvement in working capital management combined with our improved profitability provided free cash flow of $21.9 million during the third quarter, representing a sequential improvement in free cash flow of $36.8 million.

“We continue to see day rate momentum across all of our regions, led by Asia Pacific, Europe and Mediterranean and West Africa. Asia Pacific and Europe and Mediterranean regions both benefitted from a strong anchor handling market as favorable conditions and robust drilling activity pushed day rates up to some of the highest levels ever realized in the North Sea. Moving forward, we do expect that the typical industry seasonality will moderate the day rates for the larger anchor handlers over the next two quarters, but the drilling activity driving the demand we saw for these vessels over the past summer will recur in 2023.

“As it pertains to synergies associated with the SPO transaction, we continue to work through our integration plan and have continued to hit internal milestones on our way to realizing our synergy targets. We remain confident that we will realize the $45.0 million of synergies contemplated in the transaction. We expect to realize the full run-rate of general and administrative synergies during the first quarter of 2023 and the full benefit of our operating expense synergy during the latter part of 2023.

“As we look forward to the remainder of 2022 and 2023, we remain confident that the fundamentals for the offshore vessel market will remain robust. The safety of our people and of our operations remains a critical focus for us as this robust activity unfolds, and we remain steadfast in our dedication to being the safest and most reliable offshore support vessel operator in the world.”

In addition to the number of outstanding shares, as of September 30, 2022, the company also has the following in-the-money warrants.

Common shares outstanding	46,494,323
New Creditor Warrants (strike price $0.001 per common share)	119,215
GulfMark Creditor Warrants (strike price $0.01 per common share)	185,126
SPO acquisition warrants (strike price $0.001 per common share)	4,003,299
Total	50,801,963

Tidewater will hold a conference call to discuss results for the three and nine months ending September 30, 2022 on November 4, 2022, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.888.770.7135 if calling from the U.S. or Canada (+1.929.203.0820 if calling from outside the U.S.) and provide Conference ID: 2444624 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on November 4, 2022 and will continue until 11:59 p.m. Central Time on December 4, 2022. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at September 30, 2022 and December 31, 2021; the Consolidated Statements of Operations and Consolidated Statements of Equity for the three and nine months ended September 30, 2022 and 2021; and the Consolidated Statements of Cash Flows for the nine months ended September 30, 2022 and 2021. Extracts are drawn from the September 30, 2022 unaudited quarterly and year to date financial statements and the December 31, 2021 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

In conjunction with the acquisition of Swire Pacific Offshore (SPO), we realigned our reportable segments to better reflect the post-acquisition operating environment. The previous Middle East/Asia Pacific segment has been split into the Middle East segment and the Asia Pacific segment. Our previous operations in Southeast Asia and Australia, along with the legacy SPO operations in the Asia Pacific region, now form the new Asia Pacific segment. Our segment disclosures reflect the current segment alignment for all periods presented.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Revenues:
Vessel revenues	$190,247	$91,634	$456,298	$261,141
Other operating revenues	1,515	767	4,640	4,717
Total revenues	191,762	92,401	460,938	265,858
Costs and expenses:
Vessel operating costs	113,037	65,344	281,805	190,627
Costs of other operating revenues	592	355	1,436	2,003
General and administrative	27,267	18,045	73,288	50,875
Depreciation and amortization	30,856	27,980	89,279	86,256
Long-lived asset impairment and other	1,214	2,167	714	2,167
Affiliate credit loss impairment credit	—	—	—	(1,000)
(Gain) loss on asset dispositions, net	(264)	74	826	2,954
Total costs and expenses	172,702	113,965	447,348	333,882
Operating income (loss)	19,060	(21,564)	13,590	(68,024)
Other income (expense):
Foreign exchange loss	(3,997)	(523)	(4,932)	(951)
Equity in net earnings (losses) of unconsolidated companies	9	100	(235)	(1,697)
Interest income and other, net	581	148	4,416	179
Loss on warrants	—	—	(14,175)	—
Interest and other debt costs, net	(4,391)	(3,681)	(12,850)	(12,166)
Total other expense	(7,798)	(3,956)	(27,776)	(14,635)
Income (loss) before income taxes	11,262	(25,520)	(14,186)	(82,659)
Income tax expense	6,352	887	18,189	8,922
Net income (loss)	4,910	(26,407)	(32,375)	(91,581)
Less: Net loss attributable to noncontrolling interests	(470)	(149)	(6)	(546)
Net income (loss) attributable to Tidewater Inc.	$5,380	$(26,258)	$(32,369)	$(91,035)
Basic income (loss) per common share	$0.12	$(0.64)	$(0.76)	$(2.22)
Diluted income (loss) per common share	$0.10	$(0.64)	$(0.76)	$(2.22)
Weighted average common shares outstanding	44,451	41,132	42,570	40,918
Dilutive effect of warrants, restricted stock units and stock options	7,069	—	—	—
Adjusted weighted average common shares	51,520	41,132	42,570	40,918

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	September 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$115,014	$149,037
Restricted cash	4,965	1,240
Trade and other receivables, less allowance for credit losses of $2,568 and $1,948 at September 30, 2022 and December 31, 2021, respectively	181,646	86,503
Due from affiliates, less allowance for credit losses of $11,642 and $72,456 at September 30, 2022 and December 31, 2021, respectively	—	70,134
Marine operating supplies	20,764	12,606
Assets held for sale	6,815	14,421
Prepaid expenses and other current assets	17,509	8,731
Total current assets	346,713	342,672
Net properties and equipment	815,990	688,040
Deferred drydocking and survey costs	57,877	40,734
Indemnification assets	30,117	—
Other assets	32,364	24,334
Total assets	$1,283,061	$1,095,780

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$31,829	$20,788
Accrued costs and expenses	105,945	51,734
Due to affiliates	—	61,555
Other current liabilities	46,629	23,865
Total current liabilities	184,403	157,942
Long-term debt	168,649	167,885
Other liabilities and deferred credits	82,910	68,184

Commitments and contingencies

Equity:
Common stock	46	41
Additional paid-in-capital	1,555,388	1,376,494
Accumulated deficit	(710,269)	(677,900)
Accumulated other comprehensive loss	1,474	2,668
Total stockholders' equity	846,639	701,303
Noncontrolling interests	460	466
Total equity	847,099	701,769
Total liabilities and equity	$1,283,061	$1,095,780

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In Thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net income (loss)	$4,910	$(26,407)	$(32,375)	$(91,581)
Other comprehensive income (loss):
Unrealized loss on note receivable	(429)	—	(1,275)	—
Change in liability of pension plans	140	(207)	81	(485)
Total comprehensive income (loss)	$4,621	$(26,614)	$(33,569)	$(92,066)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Nine Months	Nine Months
	Ended	Ended
	September 30, 2022	September 30, 2021
Operating activities:
Net loss	$(32,375)	$(91,581)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	62,539	54,605
Amortization of deferred drydocking and survey costs	26,740	31,651
Amortization of debt premiums and discounts	1,157	2,662
Provision for deferred income taxes	134	167
Loss on asset dispositions, net	826	2,954
Gain on bargain purchase	(1,300)	—
Loss on debt extinguishment	—	59
Affiliate credit loss impairment credit	—	(1,000)
Long-lived asset impairment and other	714	2,167
Loss on warrants	14,175	—
Stock-based compensation expense	5,344	4,199
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(30,301)	26,608
Changes in due to/from affiliate, net	(20)	1,210
Accounts payable	9,364	1,061
Accrued expenses	(913)	(473)
Deferred drydocking and survey costs	(43,883)	(17,388)
Other, net	(17,315)	(8,833)
Net cash provided by (used in) operating activities	(5,114)	8,068
Cash flows from investing activities:
Proceeds from sales of assets	8,475	33,956
Acquisitions, net of cash acquired	(20,740)	—
Additions to properties and equipment	(11,708)	(2,583)
Net cash provided by (used in) investing activities	(23,973)	31,373
Cash flows from financing activities:
Proceeds from stock offering	70,630	—
Repurchase of SPO acquisition warrants	(70,630)	—
Principal payments on long-term debt	—	(39,259)
Debt issuance and modification costs	(393)	(855)
Debt extinguishment premium	—	(59)
Tax on share-based awards	(2,276)	(793)
Net cash used in financing activities	(2,669)	(40,966)
Net change in cash, cash equivalents and restricted cash	(31,756)	(1,525)
Cash, cash equivalents and restricted cash at beginning of period	154,276	155,225
Cash, cash equivalents and restricted cash at end of period	$122,520	$153,700

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$7,979	$10,083
Income taxes	$16,143	$14,735
Supplemental disclosure of noncash investing activities:
Acquisition of SPO	$162,648	$—
Supplemental disclosure of noncash financing activities:
Warrants issued for SPO acquisition	$162,648	$—
Repurchase of SPO acquisition warrants	$992	$—

Note:  Cash, cash equivalents and restricted cash at September 30, 2022 includes $2.5 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at June 30, 2022	$42	$1,554,561	$(715,649)	$1,763	$930	$841,647
Total comprehensive income (loss)	—	—	5,380	(289)	(470)	4,621
Issuance of common stock	4	72,253	—	—	—	72,257
Repurchase of SPO acquisition warrants	—	(73,249)	—	—	—	(73,249)
Amortization of share-based awards	—	1,823	—	—	—	1,823
Balance at September 30, 2022	$46	$1,555,388	$(710,269)	$1,474	$460	$847,099

Balance at June 30, 2021	$41	$1,373,727	$(613,708)	$(1,082)	$760	$759,738
Total comprehensive loss	—	—	(26,258)	(207)	(149)	(26,614)
Amortization of share-based awards	—	1,488	—	—	—	1,488
Balance at September 30, 2021	$41	$1,375,215	$(639,966)	$(1,289)	$611	$734,612

	Nine Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2021	$41	$1,376,494	$(677,900)	$2,668	$466	$701,769
Total comprehensive income (loss)	—	—	(32,369)	(1,194)	(6)	(33,569)
Issuance of common stock	5	72,252	—	—	—	72,257
SPO acquisition warrants	—	176,823	—	—	—	176,823
Repurchase of SPO acquisition warrants	—	(73,249)	—	—	—	(73,249)
Amortization of share-based awards	—	3,068	—	—	—	3,068
Balance at September 30, 2022	$46	$1,555,388	$(710,269)	$1,474	$460	$847,099

Balance at December 31, 2020	$41	$1,371,809	$(548,931)	$(804)	$1,157	$823,272
Total comprehensive loss	—	—	(91,035)	(485)	(546)	(92,066)
Amortization of share-based awards	—	3,406	—	—	—	3,406
Balance at September 30, 2021	$41	$1,375,215	$(639,966)	$(1,289)	$611	$734,612

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Nine Months Ended
	September 30, 2022		September 30, 2021		September 30, 2022		September 30, 2021
Vessel revenues:
Americas	$39,122	21%	$24,564	27%	$105,086	23%	$74,269	29%
Asia Pacific	23,902	12%	4,786	5%	45,161	10%	13,228	5%
Middle East	31,186	16%	20,847	23%	79,800	17%	62,447	24%
Europe/Mediterranean	39,702	21%	21,197	23%	96,096	21%	58,413	22%
West Africa	56,335	30%	20,240	22%	130,155	29%	52,784	20%
Total vessel revenues	$190,247	100%	$91,634	100%	$456,298	100%	$261,141	100%
Vessel operating costs:
Crew costs	$71,189	37%	$35,609	39%	$172,665	38%	$108,456	42%
Repair and maintenance	13,544	7%	10,497	11%	36,482	8%	29,468	11%
Insurance	1,988	1%	812	1%	4,738	1%	1,298	1%
Fuel, lube and supplies	12,291	7%	6,751	7%	30,888	7%	19,152	7%
Other	14,025	7%	11,675	13%	37,032	8%	32,253	12%
Total vessel operating costs	113,037	59%	65,344	71%	281,805	62%	190,627	73%
Vessel operating margin (A)	$77,210	41%	$26,290	29%	$174,493	38%	$70,514	27%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Nine Months Ended
	September 30, 2022		September 30, 2021		September 30, 2022		September 30, 2021
Vessel operating profit (loss):
Americas	$2,952	2%	$(1,770)	(2)%	$8,800	2%	$(8,361)	(3)%
Asia Pacific	3,260	2%	1,357	1%	4,534	1%	3,023	1%
Middle East	605	0%	(2,070)	(2)%	(1,585)	(0)%	(5,323)	(2)%
Europe/Mediterranean	13,137	7%	(2,866)	(3)%	14,970	3%	(12,873)	(5)%
West Africa	12,322	6%	(3,724)	(4)%	24,807	5%	(15,846)	(6)%
Other operating profit	922	0%	412	0%	3,204	1%	2,714	1%
	33,198	17%	(8,661)	(9)%	54,730	12%	(36,666)	(14)%

Corporate expenses (A)	(13,188)	(7)%	(10,662)	(12)%	(39,600)	(9)%	(27,237)	(10)%
Gain (loss) on asset dispositions, net	264	0%	(74)	(0)%	(826)	(0)%	(2,954)	(1)%
Affiliate credit loss impairment credit	—	0%	—	0%	—	0%	1,000	0%
Long-lived asset impairments and other	(1,214)	0%	(2,167)	(2)%	(714)	(0)%	(2,167)	(1)%
Operating income (loss)	$19,060	10%	$(21,564)	(23)%	$13,590	3%	$(68,024)	(26)%

Note (A):  General and administrative expenses for the three months and nine months ended September 30, 2022 include stock-based compensation of $1.9 million and $5.3 million, respectively. General and administrative expenses for the three and nine months ended September 30, 2021 include stock-based compensation of $1.5 million and $4.2 million, respectively. In addition, vessel operating and general and administrative costs for the three months and nine months ended September 30, 2022, include $4.3 million and $14.0 million in one-time acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and nine months ended September 30, 2021, include $0.1 million and $1.0 million in one-time restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Revenues:
Vessel revenues	$190,247	$162,175	$103,876	$100,428	$91,634
Other operating revenues	1,515	1,272	1,853	4,747	767
Total revenues	191,762	163,447	105,729	105,175	92,401
Costs and expenses:
Vessel operating costs (A)	113,037	100,257	68,511	71,187	65,344
Costs of other operating revenue	592	483	361	228	355
General and administrative (A)	27,267	27,804	18,217	17,641	18,045
Depreciation and amortization	30,856	31,766	26,657	28,288	27,980
Long-lived asset impairment (credit)	1,214	—	(500)	13,476	2,167
Affiliate credit loss impairment expense	—	—	—	1,400	—
(Gain) loss on asset dispositions, net	(264)	1,297	(207)	(53)	74
Total operating costs and expenses	172,702	161,607	113,039	132,167	113,965
Operating income (loss)	19,060	1,840	(7,310)	(26,992)	(21,564)
Other income (expense):
Foreign exchange gain (loss)	(3,997)	(1,881)	946	582	(523)
Equity in net earnings (losses) of unconsolidated companies	9	(244)	—	(1,625)	100
Interest income and other, net	581	349	3,486	1,426	148
Loss on early extinguishment of debt	—	—	—	(11,100)	—
Loss on warrants	—	(14,175)	—	—	—
Interest and other debt costs, net	(4,391)	(4,284)	(4,175)	(3,417)	(3,681)
Total other expense	(7,798)	(20,235)	257	(14,134)	(3,956)
Income (loss) before income taxes	11,262	(18,395)	(7,053)	(41,126)	(25,520)
Income tax (benefit) expense	6,352	6,619	5,218	(3,047)	887
Net income (loss)	4,910	(25,014)	(12,271)	(38,079)	(26,407)
Net income (loss) attributable to noncontrolling interests	(470)	567	(103)	(145)	(149)
Net income (loss) attributable to Tidewater Inc.	$5,380	$(25,581)	$(12,168)	$(37,934)	$(26,258)
Basic income (loss) per common share	$0.12	$(0.61)	$(0.29)	$(0.92)	$(0.64)
Diluted income (loss) per common share	$0.10	$(0.61)	$(0.29)	$(0.92)	$(0.64)
Weighted average common shares outstanding	44,451	41,814	41,412	41,280	41,132
Dilutive effect of warrants, restricted stock units and stock options	7,069	—	—	—	—
Adjusted weighted average common shares	51,520	41,814	41,412	41,280	41,132

Vessel operating margin	$77,210	$61,918	$35,365	$29,241	$26,290

Note (A) One-time acquisition, restructuring and integration related costs	$4,332	$7,314	$2,305	$221	$112

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
ASSETS
Current assets:
Cash and cash equivalents	$115,014	$87,981	$136,234	$149,037	$127,414
Restricted cash	4,965	1,240	4,958	1,240	24,092
Trade and other receivables, net	181,646	189,259	112,953	86,503	86,015
Due from affiliates, net	—	—	21,191	70,134	68,217
Marine operating supplies	20,764	21,182	13,252	12,606	13,335
Assets held for sale	6,815	6,862	8,591	14,421	17,891
Prepaid expenses and other current assets	17,509	23,259	12,012	8,731	13,129
Total current assets	346,713	329,783	309,191	342,672	350,093
Net properties and equipment	815,990	838,612	677,580	688,040	709,324
Deferred drydocking and survey costs	57,877	53,661	44,362	40,734	40,510
Indemnification assets	30,117	30,269	—	—	—
Other assets	32,364	30,410	22,997	24,334	23,146
Total assets	$1,283,061	$1,282,735	$1,054,130	$1,095,780	$1,123,073

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$31,829	$30,537	$23,696	$20,788	$18,042
Accrued costs and expenses	105,945	109,212	55,141	51,734	52,133
Due to affiliates	—	—	21,191	61,555	59,571
Current portion of long-term debt	—	—	—	—	140,995
Other current liabilities	46,629	47,872	25,471	23,865	29,139
Total current liabilities	184,403	187,621	125,499	157,942	299,880
Long-term debt	168,649	168,279	167,997	167,885	14,139
Other liabilities and deferred credits	82,910	85,188	70,892	68,184	74,442

Equity:
Common stock	46	42	42	41	41
Additional paid-in-capital	1,555,388	1,554,561	1,376,934	1,376,494	1,375,215
Accumulated deficit	(710,269)	(715,649)	(690,068)	(677,900)	(639,966)
Accumulated other comprehensive income (loss)	1,474	1,763	2,471	2,668	(1,289)
Total stockholders' equity	846,639	840,717	689,379	701,303	734,001
Noncontrolling interests	460	930	363	466	611
Total equity	847,099	841,647	689,742	701,769	734,612
Total liabilities and equity	$1,283,061	$1,282,735	$1,054,130	$1,095,780	$1,123,073

Supplemental information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$—	$—	$—	$8,579	$8,646

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$15,676	$15,204	$9,462	$10,491	$8,447
PSV < 900	16,460	15,470	14,628	14,261	11,217
AHTS > 16K	3,429	2,390	971	409	1,633
AHTS 8 - 16K	1,601	1,130	774	683	890
AHTS 4 - 8K	1,185	1,438	1,472	875	1,214
Other	771	1,888	1,137	1,163	1,163
Total	39,122	37,520	28,444	27,882	24,564
Asia Pacific fleet:
PSV > 900	10,896	7,258	3,923	3,951	3,899
PSV < 900	3,891	3,006	—	—	—
AHTS > 16K	3,128	1,504	—	—	—
AHTS 8 - 16K	4,333	2,940	—	—	—
AHTS 4 - 8K	1,605	1,433	974	963	887
Other	49	221	—	—	—
Total	23,902	16,362	4,897	4,914	4,786
Middle East fleet:
PSV > 900	2,771	2,814	1,183	1,203	1,130
PSV < 900	16,063	13,798	9,559	10,279	10,384
AHTS > 16K	2,350	1,750	—	—	—
AHTS 8 - 16K	3,397	3,808	4,137	4,076	3,592
AHTS 4 - 8K	6,605	6,226	5,339	6,390	5,741
Total	31,186	28,396	20,218	21,948	20,847
Europe/Mediterranean fleet:
PSV > 900	27,167	23,684	18,390	17,993	15,961
PSV < 900	7,092	6,868	5,375	4,351	5,076
AHTS > 16K	5,251	1,776	—	—	—
Other	192	147	154	157	160
Total	39,702	32,475	23,919	22,501	21,197
West Africa fleet:
PSV > 900	8,041	6,487	3,987	4,011	2,940
PSV < 900	18,249	13,801	8,499	8,076	6,815
AHTS > 16K	6,152	4,315	—	—	—
AHTS 8 - 16K	11,236	10,724	5,049	4,388	3,390
AHTS 4 - 8K	6,445	4,576	1,547	782	782
Other	6,212	7,519	7,316	5,926	6,313
Total	56,335	47,422	26,398	23,183	20,240
Worldwide fleet:
PSV > 900	64,551	55,447	36,945	37,649	32,377
PSV < 900	61,755	52,943	38,061	36,967	33,492
AHTS > 16K	20,310	11,735	971	409	1,633
AHTS 8 - 16K	20,567	18,602	9,960	9,147	7,872
AHTS 4 - 8K	15,840	13,673	9,332	9,010	8,624
Other	7,224	9,775	8,607	7,246	7,636
Total	$190,247	$162,175	$103,876	$100,428	$91,634

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	11	10	10	11	11
PSV < 900	17	17	17	17	17
AHTS > 16K	2	2	1	1	1
AHTS 8 - 16K	1	1	1	1	1
AHTS 4 - 8K	2	3	3	3	3
Other	1	1	2	2	3
Total	34	34	34	35	36
Stacked vessels	(3)	(5)	(7)	(9)	(11)
Active vessels	31	29	27	26	25
Asia Pacific fleet:
PSV > 900	5	6	3	3	3
PSV < 900	2	2	—	—	—
AHTS > 16K	2	1	—	—	—
AHTS 8 - 16K	3	2	—	—	—
AHTS 4 - 8K	4	3	2	2	2
Other	1	5	—	—	—
Total	17	19	5	5	5
Stacked vessels	(2)	(1)	—	—	—
Active vessels	15	18	5	5	5
Middle East fleet:
PSV > 900	2	2	1	1	1
PSV < 900	20	19	14	14	14
AHTS > 16K	2	1	—	—	—
AHTS 8 - 16K	5	6	5	5	5
AHTS 4 - 8K	13	13	13	13	13
Total	42	41	33	33	33
Stacked vessels	—	—	—	(1)	(1)
Active vessels	42	41	33	32	32
Europe/Mediterranean fleet:
PSV > 900	19	19	19	18	18
PSV < 900	6	7	9	10	10
AHTS > 16K	1	1	—	—	—
Total	26	27	28	28	28
Stacked vessels	—	(2)	(4)	(5)	(7)
Active vessels	26	25	24	23	21
West Africa fleet:
PSV > 900	6	4	3	3	3
PSV < 900	18	15	12	13	14
AHTS > 16K	4	3	—	—	—
AHTS 8 - 16K	12	10	5	6	6
AHTS 4 - 8K	8	6	3	3	4
Other	28	29	29	27	28
Total	76	67	52	52	55
Stacked vessels	(9)	(8)	(10)	(13)	(19)
Active vessels	67	59	42	39	36
Worldwide fleet:
PSV > 900	43	41	36	36	36
PSV < 900	63	60	52	54	55
AHTS > 16K	11	8	1	1	1
AHTS 8 - 16K	21	19	11	12	12
AHTS 4 - 8K	27	25	21	21	22
Other	30	35	31	29	31
Total	195	188	152	153	157
Stacked vessels	(14)	(16)	(21)	(28)	(38)
Active vessels	181	172	131	125	119

Total active	181	172	131	125	119
Total stacked	14	16	21	28	38
Total joint venture	1	1	1	3	3
Total	196	189	153	156	160

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	1,012	943	900	981	1,012
PSV < 900	1,564	1,547	1,530	1,564	1,564
AHTS > 16K	184	152	90	92	92
AHTS 8 - 16K	122	91	90	92	92
AHTS 4 - 8K	184	246	270	276	276
Other	92	121	145	184	244
Total	3,158	3,100	3,025	3,189	3,280
Asia Pacific fleet:
PSV > 900	460	507	270	276	276
PSV < 900	184	183	—	—	—
AHTS > 16K	184	122	—	—	—
AHTS 8 - 16K	276	183	—	—	—
AHTS 4 - 8K	368	304	180	184	184
Other	92	453	—	—	—
Total	1,564	1,752	450	460	460
Middle East fleet:
PSV > 900	123	152	90	92	92
PSV < 900	1,840	1,700	1,269	1,288	1,288
AHTS > 16K	184	122	—	—	—
AHTS 8 - 16K	465	546	458	460	460
AHTS 4 - 8K	1,217	1,183	1,170	1,196	1,196
Total	3,829	3,703	2,987	3,036	3,036
Europe/Mediterranean fleet:
PSV > 900	1,748	1,729	1,710	1,687	1,692
PSV < 900	552	696	826	920	920
AHTS > 16K	92	61	—	—	—
Total	2,392	2,486	2,536	2,607	2,612
West Africa fleet:
PSV > 900	613	406	270	276	276
PSV < 900	1,656	1,367	1,103	1,196	1,258
AHTS > 16K	368	244	—	—	—
AHTS 8 - 16K	1,074	882	470	552	552
AHTS 4 - 8K	736	548	255	276	367
Other	2,582	2,639	2,610	2,484	2,604
Total	7,029	6,086	4,708	4,784	5,057
Worldwide fleet:
PSV > 900	3,956	3,737	3,240	3,312	3,348
PSV < 900	5,796	5,493	4,728	4,968	5,030
AHTS > 16K	1,012	701	90	92	92
AHTS 8 - 16K	1,937	1,702	1,018	1,104	1,104
AHTS 4 - 8K	2,505	2,281	1,875	1,932	2,023
Other	2,766	3,213	2,755	2,668	2,848
Total	17,972	17,127	13,706	14,076	14,445

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV > 900	—	155	180	271	354
PSV < 900	276	273	270	350	460
AHTS 4 - 8K	—	64	90	92	92
Other	—	—	55	92	152
Total	276	492	595	805	1,058
Asia Pacific fleet:
AHTS 4 - 8K	61	—	—	—	—
Other	92	61	—	—	—
Total	153	61	—	—	—
Middle East fleet:
PSV < 900	—	—	25	92	92
Total	—	—	25	92	92
Europe/Mediterranean fleet:
PSV > 900	—	—	90	106	273
PSV < 900	—	150	286	368	368
Total	—	150	376	474	641
West Africa fleet:
PSV > 900	—	—	—	—	14
PSV < 900	—	18	203	307	492
AHTS 8 - 16K	—	—	20	92	123
AHTS 4 - 8K	92	56	75	106	275
Other	747	678	630	690	839
Total	839	752	928	1,195	1,743
Worldwide fleet:
PSV > 900	—	155	270	377	641
PSV < 900	276	441	784	1,117	1,412
AHTS 8 - 16K	—	—	20	92	123
AHTS 4 - 8K	153	120	165	198	367
Other	839	739	685	782	991
Total	1,268	1,455	1,924	2,566	3,534

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	1,012	788	720	710	658
PSV < 900	1,288	1,274	1,260	1,214	1,104
AHTS > 16K	184	152	90	92	92
AHTS 8 - 16K	122	91	90	92	92
AHTS 4 - 8K	184	182	180	184	184
Other	92	121	90	92	92
Total	2,882	2,608	2,430	2,384	2,222
Asia Pacific fleet:
PSV > 900	460	507	270	276	276
PSV < 900	184	183	—	—	—
AHTS > 16K	184	122	—	—	—
AHTS 8 - 16K	276	183	—	—	—
AHTS 4 - 8K	307	304	180	184	184
Other	—	392	—	—	—
Total	1,411	1,691	450	460	460
Middle East fleet:
PSV > 900	123	152	90	92	92
PSV < 900	1,840	1,700	1,244	1,196	1,196
AHTS > 16K	184	122	—	—	—
AHTS 8 - 16K	465	546	458	460	460
AHTS 4 - 8K	1,217	1,183	1,170	1,196	1,196
Total	3,829	3,703	2,962	2,944	2,944
Europe/Mediterranean fleet:
PSV > 900	1,748	1,729	1,620	1,581	1,419
PSV < 900	552	546	540	552	552
AHTS > 16K	92	61	—	—	—
Total	2,392	2,336	2,160	2,133	1,971
West Africa fleet:
PSV > 900	613	406	270	276	262
PSV < 900	1,656	1,349	900	889	766
AHTS > 16K	368	244	—	—	—
AHTS 8 - 16K	1,074	882	450	460	429
AHTS 4 - 8K	644	492	180	170	92
Other	1,835	1,961	1,980	1,794	1,765
Total	6,190	5,334	3,780	3,589	3,314
Worldwide fleet:
PSV > 900	3,956	3,582	2,970	2,935	2,707
PSV < 900	5,520	5,052	3,944	3,851	3,618
AHTS > 16K	1,012	701	90	92	92
AHTS 8 - 16K	1,937	1,702	998	1,012	981
AHTS 4 - 8K	2,352	2,161	1,710	1,734	1,656
Other	1,927	2,474	2,070	1,886	1,857
Total	16,704	15,672	11,782	11,510	10,911

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	74.6%	74.4%	54.6%	54.0%	46.1%
PSV < 900	69.3	67.7	63.3	69.2	60.1
AHTS > 16K	92.4	90.2	57.6	26.2	100.0
AHTS 8 - 16K	89.5	100.0	68.9	76.4	66.1
AHTS 4 - 8K	74.4	67.2	63.7	40.0	49.1
Other	66.5	100.0	62.1	50.0	37.7
Total	73.3%	73.0%	60.7%	59.9%	54.5%
Asia Pacific fleet:
PSV > 900	94.5%	65.5%	100.0%	100.0%	100.0%
PSV < 900	100.0	66.7	—	—	—
AHTS > 16K	89.9	50.0	—	—	—
AHTS 8 - 16K	97.2	91.2	—	—	—
AHTS 4 - 8K	64.5	56.9	97.9	100.0	90.2
Other	—	74.0	—	—	—
Total	82.5%	67.9%	99.2%	100.0%	96.1%
Middle East fleet:
PSV > 900	93.6%	100.0%	100.0%	100.0%	94.4%
PSV < 900	84.1	76.5	78.0	79.3	80.8
AHTS > 16K	94.7	100.0	—	—	—
AHTS 8 - 16K	68.5	70.9	99.7	96.3	87.4
AHTS 4 - 8K	84.9	87.1	80.4	93.2	83.7
Total	83.3%	80.8%	82.9%	88.0%	83.4%
Europe/Mediterranean fleet:
PSV > 900	95.8%	88.4%	84.7%	85.8%	77.1%
PSV < 900	96.4	71.5	63.5	47.8	52.0
AHTS > 16K	76.9	53.4	—	—	—
Total	95.2%	82.8%	77.8%	72.4%	68.3%
West Africa fleet:
PSV > 900	70.9%	96.3%	100.0%	97.1%	66.7%
PSV < 900	86.6	80.6	66.0	57.8	52.6
AHTS > 16K	100.0	98.1	—	—	—
AHTS 8 - 16K	85.7	95.4	95.7	73.3	56.6
AHTS 4 - 8K	82.6	82.6	69.6	33.3	25.1
Other	44.4	52.9	52.2	44.5	42.8
Total	69.9%	72.7%	63.5%	53.5%	46.7%
Worldwide fleet:
PSV > 900	86.3%	83.1%	79.3%	78.9%	69.2%
PSV < 900	82.5	74.1	67.9	65.1	62.0
AHTS > 16K	93.7	84.4	57.6	26.2	100.0
AHTS 8 - 16K	83.4	87.4	95.1	83.1	70.2
AHTS 4 - 8K	80.5	79.8	78.2	77.7	68.9
Other	43.7	57.7	52.7	44.9	42.3
Total	77.8%	75.5%	70.9%	67.4%	61.7%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	74.6%	89.1%	68.2%	74.6%	71.0%
PSV < 900	84.1	82.3	76.8	89.2	85.2
AHTS > 16K	92.4	90.2	57.6	26.2	100.0
AHTS 8 - 16K	89.5	100.0	68.9	76.4	66.1
AHTS 4 - 8K	74.4	90.8	95.5	60.0	73.7
Other	66.5	100.0	100.0	100.0	100.0
Total	80.3%	86.8%	75.5%	80.1%	80.4%
Asia Pacific fleet:
PSV > 900	94.5%	65.5%	100.0%	100.0%	100.0%
PSV < 900	100.0	66.7	—	—	—
AHTS > 16K	89.9	50.0	—	—	—
AHTS 8 - 16K	97.2	91.2	—	—	—
AHTS 4 - 8K	77.4	56.9	97.9	100.0	90.2
Other	—	85.5	—	—	—
Total	91.4%	70.4%	99.2%	100.0%	96.1%
Middle East fleet:
PSV > 900	93.6%	100.0%	100.0%	100.0%	94.4%
PSV < 900	84.1	76.5	79.6	85.3	87.0
AHTS > 16K	94.7	100.0	—	—	—
AHTS 8 - 16K	68.5	70.9	99.7	96.3	87.4
AHTS 4 - 8K	84.9	87.1	80.4	93.2	83.7
Total	83.3%	80.8%	83.6%	90.7%	86.0%
Europe/Mediterranean fleet:
PSV > 900	95.8%	88.4%	89.4%	91.6%	91.9%
PSV < 900	96.4	91.1	97.1	79.7	86.7
AHTS > 16K	76.9	53.4	—	—	—
Total	95.2%	88.1%	91.3%	88.5%	90.5%
West Africa fleet:
PSV > 900	70.9%	96.3%	100.0%	97.1%	70.2%
PSV < 900	86.6	81.7	80.9	77.8	86.3
AHTS > 16K	100.0	98.1	—	—	—
AHTS 8 - 16K	85.7	95.4	100.0	88.0	72.8
AHTS 4 - 8K	94.5	92.0	98.6	54.1	100.0
Other	62.5	71.2	68.8	61.6	63.1
Total	79.4%	82.9%	79.1%	71.4%	71.3%
Worldwide fleet:
PSV > 900	86.3%	86.7%	86.5%	89.1%	85.6%
PSV < 900	86.6	80.6	81.4	84.0	86.3
AHTS > 16K	93.7	84.4	57.6	26.2	100.0
AHTS 8 - 16K	83.4	87.4	97.0	90.7	79.0
AHTS 4 - 8K	85.7	84.3	85.8	86.6	84.2
Other	62.7	74.9	70.2	63.5	64.9
Total	83.7%	82.5%	82.5%	82.4%	81.6%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$20,775	$21,658	$19,265	$19,806	$18,087
PSV < 900	15,197	14,762	15,111	13,169	11,932
AHTS > 16K	20,175	17,430	18,745	16,942	17,750
AHTS 8 - 16K	14,668	12,424	12,480	9,724	14,636
AHTS 4 - 8K	8,654	8,701	8,562	7,929	8,955
Other	12,616	15,601	12,633	12,644	12,640
Total	16,901	16,569	15,501	14,603	13,742
Asia Pacific fleet:
PSV > 900	25,072	21,850	14,529	14,315	14,126
PSV < 900	21,148	24,640	—	—	—
AHTS > 16K	18,902	24,664	—	—	—
AHTS 8 - 16K	16,144	17,609	—	—	—
AHTS 4 - 8K	6,759	8,281	5,528	5,236	5,346
Other	—	660	—	—	—
Total	18,530	13,748	10,975	10,683	10,830
Middle East fleet:
PSV > 900	24,061	18,513	13,147	13,071	13,011
PSV < 900	10,378	10,607	9,658	10,071	9,977
AHTS > 16K	13,487	14,348	—	—	—
AHTS 8 - 16K	10,666	9,832	9,058	9,201	8,938
AHTS 4 - 8K	6,396	6,044	5,672	5,730	5,734
Total	9,781	9,490	8,160	8,217	8,238
Europe/Mediterranean fleet:
PSV > 900	16,229	15,496	12,697	12,426	12,238
PSV < 900	13,323	13,806	10,248	9,887	10,608
AHTS > 16K	74,231	54,472	—	—	—
Total	17,436	15,776	12,124	11,917	11,890
West Africa fleet:
PSV > 900	18,502	16,592	14,768	14,966	15,978
PSV < 900	12,721	12,528	11,672	11,682	10,303
AHTS > 16K	16,719	18,036	—	—	—
AHTS 8 - 16K	12,212	12,743	11,219	10,842	10,851
AHTS 4 - 8K	10,595	10,105	8,721	8,500	8,500
Other	5,415	5,381	5,368	5,362	5,668
Total	11,467	10,721	8,834	9,052	8,562
Worldwide fleet:
PSV > 900	18,914	17,854	14,378	14,404	13,967
PSV < 900	12,915	13,008	11,855	11,427	10,732
AHTS > 16K	21,415	19,824	18,745	16,942	17,750
AHTS 8 - 16K	12,726	12,511	10,281	9,965	10,156
AHTS 4 - 8K	7,859	7,507	6,362	6,000	6,184
Other	5,979	5,275	5,924	6,053	6,332
Total	$13,606	$12,544	$10,687	$10,583	$10,288

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021

Americas
Vessel revenues	$39,122	$37,520	$28,444	$27,882	$24,564

Vessel operating costs:
Crew costs	16,080	12,949	11,252	11,080	8,535
Repair and maintenance	3,594	2,866	2,627	2,487	2,951
Insurance	414	248	367	161	219
Fuel, lube and supplies	2,557	2,326	2,385	2,019	2,028
Other	3,090	3,054	2,196	4,347	3,008
Total vessel operating costs	25,735	21,443	18,827	20,094	16,741

Vessel operating margin ($)	13,387	16,077	9,617	7,788	7,823
Vessel operating margin (%)	34.2%	42.8%	33.8%	27.9%	31.8%

Americas - Select operating statistics
Average vessels - Total fleet	34	34	34	35	36
Utilization - Total fleet	73.3%	73.0%	60.7%	59.9%	54.5%

Average vessels - Active fleet	31	29	27	26	25
Utilization - Active fleet	80.3%	86.8%	75.5%	80.1%	80.4%

Average day rates	$16,901	$16,569	$15,501	$14,603	$13,742

Vessels commencing drydocks	4	3	5	5	4

Deferred drydocking and survey costs - beginning balance	$19,208	$18,422	$16,270	$13,124	$12,919
Cash paid for deferred drydocking and survey costs	5,678	3,857	5,060	6,470	4,906
Amortization of deferred drydocking and survey costs	(2,932)	(3,071)	(2,908)	(2,909)	(2,936)
Disposals, intersegment transfers and other	(182)	—	—	(415)	(1,765)
Deferred drydocking and survey costs - ending balance	$21,772	$19,208	$18,422	$16,270	$13,124

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021

Asia Pacific
Vessel revenues	$23,902	$16,362	$4,897	$4,914	$4,786

Vessel operating costs:
Crew costs	10,631	8,138	788	883	875
Repair and maintenance	947	945	284	342	552
Insurance	189	90	54	24	51
Fuel, lube and supplies	1,145	1,590	105	166	211
Other	1,909	1,176	422	459	500
Total vessel operating costs	14,821	11,939	1,653	1,874	2,189

Vessel operating margin ($)	9,081	4,423	3,244	3,040	2,597
Vessel operating margin (%)	38.0%	27.0%	66.2%	61.9%	54.3%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	17	19	5	5	5
Utilization - Total fleet	82.5%	67.9%	99.2%	100.0%	96.1%

Average vessels - Active fleet	15	18	5	5	5
Utilization - Active fleet	91.4%	70.4%	99.2%	100.0%	96.1%

Average day rates	$18,530	$13,748	$10,975	$10,683	$10,830

Vessels commencing drydocks	—	2	—	—	—

Deferred drydocking and survey costs - beginning balance	$852	$542	$710	$1,019	$1,352
Cash paid for deferred drydocking and survey costs	702	1,262	—	—	—
Amortization of deferred drydocking and survey costs	(139)	(163)	(168)	(309)	(379)
Disposals, intersegment transfers and other	(436)	(789)	—	—	46
Deferred drydocking and survey costs - ending balance	$979	$852	$542	$710	$1,019

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021

Middle East
Vessel revenues	$31,186	$28,396	$20,218	$21,948	$20,847

Vessel operating costs:
Crew costs	12,814	11,193	8,465	8,827	9,075
Repair and maintenance	3,441	3,429	2,124	2,804	2,392
Insurance	406	325	297	179	9
Fuel, lube and supplies	3,281	2,700	1,559	1,148	1,536
Other	1,804	2,249	2,457	2,708	2,834
Total vessel operating costs	21,746	19,896	14,902	15,666	15,846

Vessel operating margin ($)	9,440	8,500	5,316	6,282	5,001
Vessel operating margin (%)	30.3%	29.9%	26.3%	28.6%	24.0%

Middle East - Select operating statistics
Average vessels - Total fleet	42	41	33	33	33
Utilization - Total fleet	83.3%	80.8%	82.9%	88.0%	83.4%

Average vessels - Active fleet	42	41	33	32	32
Utilization - Active fleet	83.3%	80.8%	83.6%	90.7%	86.0%

Average day rates	$9,781	$9,490	$8,160	$8,217	$8,238

Vessels commencing drydocks	5	7	2	2	1

Deferred drydocking and survey costs - beginning balance	$14,980	$10,665	$8,994	$10,809	$10,772
Cash paid for deferred drydocking and survey costs	2,345	6,362	3,855	327	2,441
Amortization of deferred drydocking and survey costs	(2,346)	(2,308)	(2,184)	(2,142)	(2,290)
Disposals, intersegment transfers and other	14	261	—	—	(114)
Deferred drydocking and survey costs - ending balance	$14,993	$14,980	$10,665	$8,994	$10,809

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021

Europe/Mediterranean
Vessel revenues	$39,702	$32,475	$23,919	$22,501	$21,197

Vessel operating costs:
Crew costs	12,347	12,349	12,003	11,235	10,541
Repair and maintenance	1,652	2,414	2,106	3,562	1,754
Insurance	440	307	309	38	208
Fuel, lube and supplies	1,158	1,740	1,077	936	846
Other	2,170	2,468	2,026	1,919	1,926
Total vessel operating costs	17,767	19,278	17,521	17,690	15,275

Vessel operating margin ($)	21,935	13,197	6,398	4,811	5,922
Vessel operating margin (%)	55.2%	40.6%	26.7%	21.4%	27.9%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	26	27	28	28	28
Utilization - Total fleet	95.2%	82.8%	77.8%	72.4%	68.3%

Average vessels - Active fleet	26	25	24	23	21
Utilization - Active fleet	95.2%	88.1%	91.3%	88.5%	90.5%

Average day rates	$17,436	$15,776	$12,124	$11,917	$11,890

Vessels commencing drydocks	1	3	1	1	1

Deferred drydocking and survey costs - beginning balance	$9,231	$6,425	$4,983	$5,571	$6,340
Cash paid for deferred drydocking and survey costs	315	4,206	2,575	93	892
Amortization of deferred drydocking and survey costs	(1,244)	(1,400)	(1,133)	(1,096)	(1,316)
Disposals, intersegment transfers and other	286	—	—	415	(345)
Deferred drydocking and survey costs - ending balance	$8,588	$9,231	$6,425	$4,983	$5,571

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021

West Africa
Vessel revenues	$56,335	$47,422	$26,398	$23,183	$20,240

Vessel operating costs:
Crew costs	19,317	16,010	8,329	7,690	6,583
Repair and maintenance	3,910	3,823	2,320	2,307	2,848
Insurance	539	396	357	115	325
Fuel, lube and supplies	4,150	3,165	1,950	2,136	2,130
Other	5,052	4,307	2,652	3,615	3,407
Total vessel operating costs	32,968	27,701	15,608	15,863	15,293

Vessel operating margin ($)	23,367	19,721	10,790	7,320	4,947
Vessel operating margin (%)	41.5%	41.6%	40.9%	31.6%	24.4%

West Africa - Select operating statistics
Average vessels - Total fleet	76	67	52	52	55
Utilization - Total fleet	69.9%	72.7%	63.5%	53.5%	46.7%

Average vessels - Active fleet	67	59	42	39	36
Utilization - Active fleet	79.4%	82.9%	79.1%	71.4%	71.3%

Average day rates	$11,467	$10,721	$8,834	$9,052	$8,562

Vessels commencing drydocks	5	5	3	3	3

Deferred drydocking and survey costs - beginning balance	$9,390	$8,308	$9,777	$9,987	$8,989
Cash paid for deferred drydocking and survey costs	3,780	2,764	1,122	3,004	2,378
Amortization of deferred drydocking and survey costs	(1,943)	(2,210)	(2,591)	(3,214)	(3,148)
Disposals, intersegment transfers and other	318	528	—	—	1,768
Deferred drydocking and survey costs - ending balance	$11,545	$9,390	$8,308	$9,777	$9,987

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021

Worldwide
Vessel revenues	$190,247	$162,175	$103,876	$100,428	$91,634

Vessel operating costs:
Crew costs	71,189	60,639	40,837	39,715	35,609
Repair and maintenance	13,544	13,477	9,461	11,502	10,497
Insurance	1,988	1,366	1,384	517	812
Fuel, lube and supplies	12,291	11,521	7,076	6,405	6,751
Other	14,025	13,254	9,753	13,048	11,675
Total vessel operating costs	113,037	100,257	68,511	71,187	65,344

Vessel operating margin ($)	77,210	61,918	35,365	29,241	26,290
Vessel operating margin (%)	40.6%	38.2%	34.0%	29.1%	28.7%

Worldwide - Select operating statistics
Average vessels - Total fleet	195	188	152	153	157
Utilization - Total fleet	77.8%	75.5%	70.9%	67.4%	61.7%

Average vessels - Active fleet	181	172	131	125	119
Utilization - Active fleet	83.7%	82.5%	82.5%	82.4%	81.6%

Average day rates	$13,606	$12,544	$10,687	$10,583	$10,288

Vessels commencing drydocks	15	20	11	11	9

Deferred drydocking and survey costs - beginning balance	$53,661	$44,362	$40,734	$40,510	$40,372
Cash paid for deferred drydocking and survey costs	12,820	18,451	12,612	9,894	10,617
Amortization of deferred drydocking and survey costs	(8,604)	(9,152)	(8,984)	(9,670)	(10,069)
Disposals, intersegment transfers and other	—	—	—	—	(410)
Deferred drydocking and survey costs - ending balance	$57,877	$53,661	$44,362	$40,734	$40,510

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021

Net income (loss)	$4,910	$(25,014)	$(12,271)	$(38,079)	$(26,407)

Interest and other debt costs	4,391	4,284	4,175	3,417	3,681
Income tax (benefit) expense	6,352	6,619	5,218	(3,047)	887
Depreciation	22,252	22,614	17,673	18,618	17,911
Amortization of deferred drydock and survey costs	8,604	9,152	8,984	9,670	10,069
EBITDA (A), (B), (C)	46,509	17,655	23,779	(9,421)	6,141

Long-lived asset impairment (credit) and other	1,214	—	(500)	13,476	2,167
Affiliate credit loss impairment expense (credit)	—	—	—	1,400	—
Loss on early extinguishment of debt	—	—	—	11,100	—
Loss on warrants	—	14,175	—	—	—
Gain on bargain purchase	—	—	(1,300)	—	—
One-time acquisition, restructuring and integration related costs	4,332	7,314	2,305	221	112
Adjusted EBITDA (A), (B), (C)	$52,055	$39,144	$24,284	$16,776	$8,420

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, loss on early extinguishment of debt, loss on warrants, gain on bargain purchase and acquisition, restructuring and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended September 30, 2022, and for each of the prior four quarters includes non-cash, stock-based compensation expense of $1,923, $1,963, $1,458, $1,439 and $1,523 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended September 30, 2022, and for each of the prior four quarters includes foreign exchange gain (losses) of $(3,997), $(1,881), $946, $582 and $(523) respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021

Net cash provided by (used in) operating activities (A)	$28,113	$(21,603)	$(11,624)	$6,938	$(2,499)

Cash interest expense	353	7,626	—	3,664	3,055
Interest income and other	(581)	(349)	(2,186)	(1,426)	(148)
Additions to property and equipment	(6,328)	(4,151)	(1,229)	(6,368)	(722)
Acquisitions	8,785	(28,486)	(1,039)	—	—
Expansion capital	(8,785)	28,486	1,039	—	—
Free cash flow before proceeds from asset sales	21,557	(18,477)	(15,039)	2,808	(314)

Proceeds from asset sales	312	3,535	4,628	54	4,396

Free cash flow	$21,869	$(14,942)	$(10,411)	$2,862	$4,082

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$1,913	$(27,697)	$(13,401)	$265	$2,586
Cash paid for deferred drydock and survey costs	(12,820)	(18,451)	(12,612)	(9,894)	(10,617)
Total sources (uses) of cash for changes in assets and liabilities	$(10,907)	$(46,148)	$(26,013)	$(9,629)	$(8,031)

Contacts

Tidewater Inc.

West Gotcher

Vice President,

Finance and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.